Exhibit 99.2

ZIMMERMANN

ACADIA
REALTY TRUST

Q3 2024

SUPPLEMENTAL REPORTING INFORMATION

REALTY TRUST

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

Table of Contents	Supplemental Report – September 30, 2024

Visit www.acadiarealty.com for additional investor and portfolio information.

Supplemental Report – September 30, 2024	Company Information

Acadia Realty Trust is an equity real estate investment trust that owns and operates a high-quality core real estate portfolio ("Core" or "Core Portfolio") of street and open-air retail properties in the nation's most dynamic retail corridors, along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
411 Theodore Fremd Avenue	(914) 288-8100	Symbol AKR
Suite 300	investorrelations@acadiarealty.com
Rye, NY 10580

Analyst Coverage

Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
Jeff Spector (646) 855-1363	Craig Mailman (212) 816-4471	Todd Thomas (917) 368-2286
jeff.spector@bofa.com	craig.mailman@citi.com	tthomas@key.com

Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
Paulina Rojas Schmidt (949) 640-8780	Floris van Dijkum (646) 757-2621	Michael W. Mueller, CFA (212) 622-6689
projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

Jefferies	Truist
Linda Tsai (212) 778-8011	Ki Bin Kim, CFA (212) 303-4124
ltsai@jefferies.com	kibin.kim@truist.com

3	Table of Contents

Market Capitalization
Supplemental Report – September 30, 2024	(Including pro-rata share of Investment Management debt, in thousands, except per share amounts)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units				Diluted EPS		Diluted FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	113,902			Balance at 12/31/2023	95,362	5,345	100,707
Common Operating Partnership ("OP") Units	4,712			Vesting RS and LTIPs	9	417	426
Combined Common Shares and OP Units	118,614			OP Conversions	795	(795)	—
				Issuance of Shares	6,987	—	6,987
Share Price at September 30, 2024	$23.48			Other	3	—	3
				Balance at 3/31/2024	103,156	4,967	108,123	102,128	102,128	111,051	111,051
Equity Capitalization - Common Shares and OP Units	$2,785,057			Vesting RS and LTIPs	44	32	76
Preferred OP Units [2]	6,012			OP Conversions	400	(255)	145
Total Equity Capitalization	2,791,069	70%	71%	Issuance of Shares	1,652	—	1,652
				Other	15	—	15
Debt Capitalization				Balance at 6/30/2024	105,267	4,744	110,011	103,592	102,860	111,837	111,096
Consolidated debt [3]	1,590,413
Adjustment to reflect pro-rata share of debt	(406,007)			OP Conversions [4]	96	(32)	64
Total Debt Capitalization	1,184,406	30%	29%	Issuance of Shares	8,533	—	8,533
				Other	6	—	6
Total Market Capitalization	$3,975,475	100%	100%	Balance at 9/30/2024	113,902	4,712	118,614	108,351	104,704	117,004	113,264

1.
Reflects debt net of Core Portfolio cash of $20,129 and pro-rata share of Investment Management cash of $10,642 for $30,771 of total cash netted against debt.
2.
Represents 188 Series A and 66,519 Series C Preferred OP Units convertible into 25,067 and 230,967 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
3.
Reflects consolidated debt excluding $8,806 of unamortized premium and unamortized loan costs.
4.
During the three months ended September 30, 2024, 31,847 Common OP Units and 18,266 Series C Preferred OP Units were converted into 95,269 Common Shares

4	Table of Contents

Consolidated Statements of Operations
Supplemental Report – September 30, 2024	(in thousands)

	September 30, 2024 [1]
	Quarter	Year to Date
Revenues
Rental income	$86,288	$257,951
Other	1,457	8,404
Total revenues	87,745	266,355
Expenses
Depreciation and amortization	34,500	103,721
General and administrative	10,215	30,162
Real estate taxes	11,187	33,514
Property operating	14,351	49,228
Impairment charges	—	—
Total expenses	70,253	216,625

Loss on disposition of properties	—	(441)
Operating income	17,492	49,289
Equity in earnings of unconsolidated affiliates	11,784	15,952
Interest income	7,859	18,510
Realized and unrealized holding (losses) gains on investments and other	(1,503)	(5,918)
Interest expense	(23,363)	(70,653)
Income from continuing operations before income taxes	12,269	7,180
Income tax provision	(15)	(201)
Net income	12,254	6,979
Net loss attributable to redeemable noncontrolling interests	1,672	6,518
Net income attributable to noncontrolling interests	(5,512)	(371)
Net income attributable to Acadia Shareholders	$8,414	$13,126

	September 30, 2024 [1]
	Quarter	Year to Date
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$83,068	$253,250
Straight-line rent income	2,523	3,409
Above/below-market rent income	1,359	4,151
Asset and property management fees	205	591
Development, construction, leasing and legal fees	91	354
Other income	499	4,600
Consolidated Total Revenues	$87,745	$266,355

Reconciliation of Operating Expenses to Consolidated GAAP Expenses
Property operating - CAM and Other	$11,403	$39,425
Other property operating (Non-CAM)	2,803	9,356
Asset and property management expense	145	447
Consolidated Total Operating Expenses	$14,351	$49,228

5	Table of Contents

Consolidated Statements of Operations - Detail
Supplemental Report – September 30, 2024	(in thousands)

	September 30, 2024 [1]
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Quarter	Year to Date
REVENUES
Minimum rents	$65,944	$199,068
Percentage rents	263	1,513
Expense reimbursements - CAM	8,799	25,784
Expense reimbursements - Taxes	7,417	24,072
Other property income	645	2,813
Total Revenues	83,068	253,250

EXPENSES
Property operating - CAM	12,224	39,295
Other property operating (Non-CAM)	2,803	9,356
Real estate taxes	11,187	33,514
Asset and property management expense	145	447
Total Expenses	26,359	82,612

NET OPERATING INCOME - PROPERTIES	56,709	170,638

OTHER INCOME (EXPENSE)
Interest income	7,859	18,510
Straight-line rent income	2,523	3,409
Above/below-market rent income	1,359	4,151
Interest expense [2]	(20,883)	(63,241)
Amortization of finance costs	(1,981)	(5,896)
Above/below-market interest expense	5	22
Finance lease interest expense	(504)	(1,538)
Other income	1,059	4,084
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	46,146	130,139

FEE AND OTHER INCOME [3]
Asset and property management fees	205	624
Development, construction, leasing and legal fees	91	354
Total Investment Management Fee Income	296	978

Net promote and other transactional income	—	—
Total Investment Management Fee Income, Net Promote and Other Transactional Income	296	978

Realized gains on marketable securities, net	2,923	10,503
Less: previously recognized unrealized gains on marketable securities sold	(2,923)	(10,503)
Unrealized losses on marketable securities	(1,242)	(5,565)
Income tax provision	(15)	(201)
Total Fee and Other Loss	(961)	(4,788)

General and Administrative	(10,215)	(30,162)

Depreciation and amortization	(34,411)	(103,450)
Non-real estate depreciation and amortization	(89)	(271)
Loss on disposition of properties	—	(441)
Gain (loss) before equity in earnings and noncontrolling interests	470	(8,973)

Equity in earnings of unconsolidated affiliates	11,784	15,952
Noncontrolling interests (including redeemable noncontrolling interests)	(3,840)	6,147

NET INCOME ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$8,414	$13,126

6	Table of Contents

Statements of Operations – Pro-Rata Adjustments[7]
Supplemental Report – September 30, 2024	(in thousands)

	Quarter Ended September 30, 2024		Year to Date September 30, 2024
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(29,520)	$13,410	$(87,448)	$41,211
Percentage rents	(126)	113	(441)	278
Expense reimbursements - CAM	(4,607)	1,900	(13,321)	5,683
Expense reimbursements - Taxes	(3,455)	1,877	(10,384)	5,970
Other property income	(286)	107	(1,078)	448
Total Revenues	(37,994)	17,407	(112,672)	53,590

EXPENSES
Property operating - CAM	(5,999)	1,786	(18,717)	6,346
Other property operating (Non-CAM)	(808)	223	(2,514)	760
Real estate taxes	(4,763)	2,971	(13,435)	9,212
Asset and property management expense	(459)	587	(1,389)	1,811
Total Expenses	(12,029)	5,567	(36,055)	18,129
NET OPERATING INCOME - PROPERTIES	(25,965)	11,840	(76,617)	35,461

OTHER INCOME (EXPENSE)
Interest income	(183)	42	(329)	56
Straight-line rent income	(1,745)	658	(3,308)	2,508
Above/below-market rent income (expense)	(817)	554	(2,145)	1,581
Interest expense	12,280	(4,601)	36,881	(14,183)
Amortization of finance costs	969	(333)	2,929	(1,014)
Above/below-market interest expense	—	—	—	135
Finance lease interest expense	342	(101)	1,024	(301)
Other (expense) income	(547)	(2)	(970)	29
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	(15,666)	8,057	(42,535)	24,272

FEE AND OTHER INCOME [3]
Asset and property management fees	3,571	131	8,872	446
Development, construction, leasing and legal fees	1,413	123	4,710	290
Total Investment Management Fee Income	4,984	254	13,582	736

Net promote and other transactional income	—	—	—	—
Total Investment Management Fee Income, Net Promote and Other Transactional Income	4,984	254	13,582	736

Income tax provision	—	(1)	56	(12)
Total Fee and Other Loss	4,984	253	13,638	724

General and Administrative	612	(226)	2,005	(888)
Depreciation and amortization	15,867	(7,863)	47,493	(23,828)
Loss (gain) on disposition of properties	(9,239)	11,563	(13,750)	15,672
(Loss) gain before equity in earnings and noncontrolling interests	(3,442)	11,784	6,851	15,952

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(398)	—	(704)	—

NET (LOSS) INCOME ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$(3,840)	$11,784	$6,147	$15,952

7	Table of Contents

Balance Sheet
Supplemental Report – September 30, 2024	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Buildings and improvements	$3,121,177	Components of Real estate under development:
Tenant improvements	291,401	Core	$79,213
Land	854,487	Fund III	30,565
Construction in progress	21,212	Total	$109,778
Right-of-use assets - finance leases	61,366
	4,349,643
Less: Accumulated depreciation and amortization	(899,068)
Operating real estate, net	3,450,575
Real estate under development	109,778	Summary of other assets, net:
Net investments in real estate	3,560,353	Deferred charges, net	$37,668
Notes receivable, net ($1,835 of allowance for credit losses)	126,576	Accrued interest receivable	30,542
Investments in and advances to unconsolidated affiliates	187,363	Due from seller	2,343
Lease intangibles, net	83,801	Prepaid expenses	18,031
Other assets, net	113,119	Other receivables	2,748
Right-of-use assets - operating leases, net	26,820	Income taxes receivable	1,557
Cash and cash equivalents	46,207	Corporate assets, net	654
Restricted cash	23,088	Deposits	5,912
Marketable securities	17,503	Derivative financial instruments	13,664
Straight-line rents receivable, net	39,368	Total	$113,119
Rents receivable, net	16,247
Assets of properties held for sale	35,878
Total assets	$4,276,323

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgage and other notes payable, net	954,371
Unsecured notes payable, net	569,242	Summary of accounts payable and other liabilities:
Unsecured line of credit	56,000	Lease liability - finance leases, net	$31,738
Accounts payable and other liabilities	153,495	Accounts payable and accrued expenses	59,397
Lease liability - operating leases	29,013	Deferred income	37,329
Dividends and distributions payable	22,995	Tenant security deposits, escrow and other	14,185
Lease intangibles, net	68,011	Derivative financial instruments	10,846
Distributions in excess of income from, and investments in, unconsolidated affiliates	7,797	Total	$153,495
Liabilities of properties held for sale	5,435
Total liabilities	1,866,359
Commitments and contingencies
Redeemable noncontrolling interests	35,037
Shareholders' Equity
Common shares	114
Additional paid-in capital	2,304,534
Accumulated other comprehensive income	17,251
Distributions in excess of accumulated earnings	(395,172)
Total Acadia shareholders’ equity	1,926,727
Noncontrolling interests	448,200
Total equity	2,374,927
Total liabilities, redeemable noncontrolling interests, and equity	$4,276,323

8	Table of Contents

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – September 30, 2024	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Buildings and improvements	$(202,828)	$67,080
Tenant improvements	(812,544)	262,775
Land	(60,773)	19,318
Construction in progress	(5,673)	2,017
Right-of-use assets - finance leases	(22,571)	22,104
	(1,104,389)	373,294
Less: Accumulated depreciation and amortization	161,116	(79,714)
Operating real estate, net	(943,273)	293,580
Real estate under development	(23,065)	2,217
Net investments in real estate	(966,338)	295,797
Notes receivable, net ($1,835 of allowance for credit losses)	65,968	—
Investments in and advances to unconsolidated affiliates	(58,217)	(124,942)
Lease intangibles, net	(35,098)	5,997
Other assets, net	32,732	5,283
Right-of-use assets - operating leases, net	(1,673)	—
Cash and cash equivalents	(28,712)	13,971
Restricted cash	(4,384)	375
Marketable securities	—	—
Straight-line rents receivable, net	(10,868)	6,231
Rents receivable, net	(5,653)	1,811
Total assets	$(1,012,243)	$204,523

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable, net	$(568,429)	$176,764
Unsecured notes payable, net	—	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(29,567)	22,275
Lease intangibles, net	(29,932)	5,152
Lease liability - operating leases	(1,741)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(21,093)	8,127
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(7,799)
Total liabilities	(650,762)	204,523
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(361,481)	—
Total equity	(361,481)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(1,012,243)	$204,523

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $1.9 million and $5.2 million for the three and nine months ended September 30, 2024.
3.
Refer to Fee Income Detail page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments (which consists of unconsolidated Core properties but also includes Investment Management assets that are held off-balance sheet), of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the (loss) income allocable to Operating Partnership Units of $0.4 million and $0.7 million, respectively, for the three and nine months ended September 30, 2024.
7.
The Company currently has controlling ownership interests in both (a) Investment Management (represented by Funds II, III, IV & V and Mervyns II) and (b) non-wholly owned Core assets. All properties which the Company is deemed to control are consolidated within the Company's financial statements.

9	Table of Contents

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
Supplemental Report – September 30, 2024	(in thousands, except per share amounts)

	Quarter Ended			Year to Date	Quarter Ended	Year to Date
	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2024	September 30, 2023	September 30, 2023
Funds from operations ("FFO"):
Net Income (Loss) attributable to Acadia	$3,269	$1,443	$8,414	$13,126	$(1,426)	$21,210
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	27,087	26,291	26,407	79,785	27,351	82,043
Loss (gain) on disposition on real estate properties (net of noncontrolling interest share)	275	568	(2,324)	(1,481)	—	—
Impairment charges (net of noncontrolling interest share)	—	—	—	—	852	852
Income attributable to noncontrolling interests' share in Operating Partnership	326	187	465	978	68	1,682
FFO to Common Shareholders and Common OP Unit holders - Diluted	$30,957	$28,489	$32,962	$92,408	$26,845	$105,787

Unrealized holding loss (gain) (net of noncontrolling interest share)	2,015	2,308	1,242	5,565	(1,631)	(3,410)
Realized gain	3,994	3,586	2,923	10,503	2,371	2,371
FFO before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$36,966	$34,383	$37,127	$108,476	$27,585	$104,748

Adjusted Funds from operations ("AFFO"):
FFO	$30,957	$28,489	$32,962	$92,408	$26,845	$105,787
Unrealized holding loss (gain) (net of noncontrolling interest share)	2,015	2,308	1,242	5,565	(1,631)	(3,410)
Realized gain	3,994	3,586	2,923	10,503	2,371	2,371
Straight-line rent, net	(196)	(977)	(1,436)	(2,609)	(18)	(1,079)
Above/below-market rent	(1,175)	(1,316)	(1,096)	(3,587)	(1,603)	(13,321)
Amortization of finance costs	1,096	1,540	1,345	3,981	1,103	3,251
Above/below-market interest	(43)	(109)	(5)	(157)	(56)	(153)
Non-real estate depreciation	91	91	89	271	92	272
Stock-based compensation	3,938	2,406	2,388	8,732	2,265	8,320
Leasing commissions	(560)	(1,362)	(544)	(2,466)	(1,191)	(3,733)
Tenant improvements	(1,212)	(907)	(2,701)	(4,820)	(3,028)	(8,886)
Maintenance capital expenditures	(1,640)	(2,143)	(2,037)	(5,820)	(4,517)	(7,184)
AFFO to Common Shareholders and Common OP Unit holders	$37,265	$31,606	$33,130	$102,001	$20,632	$82,235

Total weighted-average diluted shares and OP Units	111,051	111,837	117,004	113,264	102,746	102,701

Diluted FFO per Common share and OP Unit:
FFO	$0.28	$0.25	$0.28	$0.82	$0.26	$1.03

FFO before Special Items	$0.33	$0.31	$0.32	$0.96	$0.27	$1.02

1.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) other costs that do not occur in the ordinary course of the Company's underwriting and investing business.

10	Table of Contents

EBITDA
Supplemental Report – September 30, 2024	(in thousands)

	Quarter Ended		Year to Date
	September 30,		September 30,
	2024	2023	2024	2023
EBITDA:

Net Income (Loss) Attributable to Acadia	$8,414	$(1,426)	$13,126	$21,210

Adjustments:
Depreciation and amortization	26,496	27,443	80,056	82,315
Interest expense	13,204	17,098	40,543	48,071
Amortization of finance costs	1,345	1,103	3,981	3,251
Above/below-market interest	(5)	(56)	(157)	(153)
(Gain) loss on disposition of properties	(2,324)	—	(1,481)	—
Unrealized holding loss (gain) on investment in Albertsons and other	1,242	(1,631)	5,565	(3,410)
Realized gain	2,923	2,371	10,503	2,371
Provision for income taxes	16	11	157	162
Impairment charges	—	852	—	852
Noncontrolling interest - OP	398	(55)	704	1,313
EBITDA	$51,709	$45,710	$152,997	$155,982

Less: Realized gain	(2,923)	(2,371)	(10,503)	(2,371)
Core EBITDA excluding realized gains	$48,786	$43,339	$142,494	$153,611

11	Table of Contents

Core Portfolio – Same Property Performance [1]
Supplemental Report – September 30, 2024	(in thousands)

	Quarter Ended September 30,		Change	Year to Date September 30,		Change
	2024	2023	Favorable/ (Unfavorable)	2024	2023	Favorable/ (Unfavorable)

Summary
Minimum rents	$35,669	$34,450	3.5%	$107,552	$102,494	4.9%
Expense reimbursements	8,947	8,223	8.8%	26,887	25,341	6.1%
Other property income	485	555	(12.6)%	2,452	2,451	0.0%

Total Revenue	45,101	43,228	4.3%	136,891	130,286	5.1%

Expenses
Property operating - CAM & Real estate taxes	11,683	11,553	(1.1)%	36,102	34,527	(4.6)%
Other property operating (Non-CAM)	1,645	1,660	0.9%	4,847	5,030	3.6%

Total Expenses	13,328	13,213	(0.9)%	40,949	39,557	(3.5)%

Same Property NOI - Core properties	$31,773	$30,015	5.9%	$95,942	$90,729	5.7%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	1,516	3,780		8,340	15,014
Core NOI	$33,289	$33,795		$104,282	$105,743

Other same property information
Physical Occupancy at the end of the period	91.7%	92.4%
Leased Occupancy at the end of the period	94.6%	95.3%

1.
The above amounts include the pro-rata share of the Company's Core consolidated and unconsolidated investments.

12	Table of Contents

Fee Income Detail [1]
Supplemental Report – September 30, 2024	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other [2]	Total
Year to Date September 30, 2024
Asset and property management fees	$245	$69	$2,190	$6,895	$543	$9,942
Transactional fees	407	244	853	3,600	250	5,354
Total fees	$652	$313	$3,043	$10,495	$793	$15,296

Quarter Ended September 30, 2024
Asset and property management fees	$90	$22	$616	$2,991	$188	$3,907
Transactional fees	203	195	280	902	47	1,627
Total fees	$293	$217	$896	$3,893	$235	$5,534

Quarter Ended June 30, 2024
Asset and property management fees	$80	$26	$709	$2,000	$199	$3,014
Transactional fees	85	34	290	1,251	150	1,810
Total fees	$165	$60	$999	$3,251	$349	$4,824

Quarter Ended March 31, 2024
Asset and property management fees	$75	$21	$865	$1,904	$156	$3,021
Transactional fees	119	15	283	1,447	53	1,917
Total fees	$194	$36	$1,148	$3,351	$209	$4,938

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company' share of fee income from Unconsolidated Subsidiaries.
2.
Other includes fees generated from non-wholly owned joint ventures (within both Core and Investment Management) as well as third-party managed assets.
(1)

13	Table of Contents

Structured Financing Portfolio
Supplemental Report – September 30, 2024	(in thousands)

	June 30, 2024			Quarter Ended September 30, 2024					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions	Principal	Interest	Balance	Rate	Rate	Dates [1,3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.39%	Sept 2025

Other notes[2]	135,112	40,477	175,589	239	—	135,351	46,837	182,188	11.63%	11.73%	Sept 2024 - Dec 2027

Total Core notes receivable	$194,913	$44,286	$239,199	$239	$—	$195,152	$50,646	$245,798	9.90%	10.10%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$195,152
Allowance for credit loss						(2,608)
Total pro-rata Notes Receivable						$192,544

1.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at September 30, 2024.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
3.
Certain first mortgage notes have extension options subject to customary conditions.

14	Table of Contents

Transactional Activity
Supplemental Report – September 30, 2024	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Investment Management Share	Acadia Share

ACQUISITIONS [2]

Core:
Bleecker Street Portfolio (4 assets)	New York, NY	September 2024	$20,347	100.00%	$—	$20,347
1718 N. Henderson Avenue (Land Parcel)	Dallas, TX	September 2024	1,063	100.00%	—	1,063
123-129 North 6th Street	Brooklyn, NY	October 2024	35,000	100.00%	—	35,000
109 North 6th Street	Brooklyn, NY	October 2024	18,300	100.00%	—	18,300
92-94 Greene Street	New York, NY	October 2024	43,375	100.00%	—	43,375

Investment Management:
Other Co-Investment Vehicles:
Shops at Grand Avenue [3]	Queens, NY	May 2024	48,509	5.00%	2,425	2,425
Walk at Highwoods Preserve [4]	Tampa, FL	July 2024	30,793	100.00%	30,793	30,793

TOTAL ACQUISITIONS			$197,387		$33,218	$151,303

DISPOSITIONS

Core:
Shops at Grand Avenue [3]	Queens, NY	May 2024	$48,250	100.00%	$48,250	$48,250

Investment Management:
Fund IV:
2207 & 2208-2216 Fillmore	San Francisco, CA	April 2024	14,060	90.00%	12,654	2,926
Paramus Plaza	Paramus, NJ	June 2024	36,800	50.00%	18,400	4,254

Fund V:
Canton Marketplace	Canton, GA	June 2024	2,200	100.00%	2,200	442
Frederick Crossing	Frederick, MD	September 2024	47,200	90.00%	42,480	8,538

TOTAL DISPOSITIONS			$148,510		$123,984	$64,410

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Investment Management Share	Acadia Share

Core:
Georgetown Renaissance Portfolio	Partner Loan	May 2024	$7,631	100.00%	$—	$7,631

1.
Ownership percentages for Investment Management transactional activities represent the respective Investment Management’s ownership, not the Company’s proportionate share.
2.
Acquisition amounts include capitalized costs, where applicable. Refer to Note 2 in the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
3.
This was a single transaction in which the Company sold a 95% interest in Shops at Grand Avenue. The difference between the $48,509 acquisition amount and the $48,250 disposition amount is due to acquisition costs, which are included in the acquisition amount. Refer to footnote 2.
4.
In October 2024, the Company completed the capitalization of this investment with the sale of an 80% interest to an affiliate of Cohen & Steers Capital Management, Inc.

15	Table of Contents

2024 Guidance
Supplemental Report – September 30, 2024	(in millions, except per share amounts)

The Company’s annual 2024 guidance as follows:

•
Net earnings per share to $0.09-$0.13 from $0.07-$0.13
•
NAREIT FFO per share to $1.09-$1.13 from $1.09-$1.15
•
FFO Before Special Items per share to $1.26-$1.32 from $1.24-$1.32

	2024 Guidance
	Revised	Prior [1]

Net earnings per share attributable to Acadia	$0.09-$0.13	$0.07-$0.11
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	1.01	1.01
Gain on disposition of properties (net of noncontrolling interest share)	(0.02)	—
Noncontrolling interest in Operating Partnership	0.01	0.01
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.09-$1.13	$1.09-$1.13
Net unrealized holding loss [2,3]	0.04	0.04
Realized gains and promotes [3]	0.13-0.15	0.13-0.15
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.26-$1.32	$1.26-$1.32

1.
The prior guidance range represents the reaffirmed guidance announced on July 30, 2024, in conjunction with second quarter 2024 earnings.
2.
This primarily represents the unrealized mark-to-market holding loss related to the Company’s investment in Albertsons, which was recognized in NAREIT FFO for the nine months ended September 30, 2024. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e. changes in share price) on Albertsons in its 2024 guidance assumptions.
3.
It is the Company’s policy to exclude unrealized gains and losses from FFO Before Special Items and to include and provide guidance for any anticipated realized gains related to the Company’s investment in Albertsons within FFO Before Special Items. The Company realized investment gains of $ 10.5 million on 500,000 shares for the nine months ended September 30, 2024.

16	Table of Contents

17

9

Net Asset Valuation Information
Supplemental Report – September 30, 2024	(in thousands)

	CORE	FUND II [3]	FUND III	FUND IV	FUND V	Other Co-Investment Vehicles [5]	Total Investment Management

Acadia Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income [2]	$33,289	N/A3	$105	$769	$5,332	$687	$6,893
Less:
Net operating loss (income) from properties sold or assets held for sale	—	N/A3	7	10	(141)	(641)	(765)
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [4]	(2,258)	N/A 3	(112)	(157)	—	—	(269)
Net Operating Income of stabilized assets	$31,031	N/A 3	$—	$621	$5,191	$46	$5,858

Costs to Date (Pro-Rata)
Assets held for sale	$—	N/A [3]	$—	$—	$—	$—	$—
Pre-stabilized assets [4]	153,196	N/A [3]	14,343	30,999	—	—	45,342
Development and redevelopment projects [6]	586,000	N/A 3	7,500	27,800	—	—	35,300
Total Costs to Date	$739,196	N/A 3	$21,843	$58,799	$—	$—	$80,642

Debt (Pro-Rata)	$914,961	$79,886	$8,098	$33,347	$148,114	$—	$269,445

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the Core and Investment Management Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. Amounts omitted as only remaining asset is City Point.
4.
Pre-stabilized assets consist of the following projects for Core: Route 6 Mall, Mad River, 664 N. Michigan Avenue and 651-671 West Diversey; Fund II: City Point; Fund III: 640 Broadway; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.
5.
Other Co-investment vehicles currently include the Company’s ownership interest in Shops at Grand Avenue and Walk at Highwoods Preserve.
6.
Refer to Development and Redevelopment Activity page for projects.

17	Table of Contents

18

Selected Financial Ratios
Supplemental Report – September 30, 2024	(in thousands, except per share amounts)

	Quarter Ended September 30,				Year to Date September 30,					Quarter Ended September 30,
COVERAGE RATIOS [1]	2024		2023		2024		2023		LEVERAGE RATIOS	2024		2023
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA[2] divided by:	$51,709		$45,710		$152,997		$155,982		Debt + Preferred Equity (Preferred OP Units)	$1,190,418		$1,459,057
Interest expense	13,204		17,098		40,543		48,071		Total Market Capitalization	3,975,475		2,904,159
Principal Amortization	2,647		1,383		8,922		3,643		Debt + Preferred Equity/
Preferred Dividends[3]	67		123		274		369		Total Market Capitalization	30%		50%
Fixed-Charge Coverage Ratio - Core Portfolio and Investment Management	3.2	x	2.5	x	3.1	x	3.0	x
									Net debt [4]	$1,159,647		$1,437,978
Payout Ratios									Total Market Capitalization	3,975,475		2,904,159
									Net Debt + Preferred Equity/
Dividends declared (per share/OP Unit)	$0.19		$0.18		$0.55		$0.54		Total Market Capitalization	29%		50%

Dividends (Shares) & Distributions (OP Units) declared	$22,747		$18,495		$62,944		$55,469
FFO [3]	32,962		26,845		92,408		105,787
FFO Payout Ratio	69%		69%		68%		52%		Debt/EBITDA Ratios

AFFO [3]	33,130		20,632		102,001		82,235		Net debt [4]	1,153,635		1,431,321
AFFO Payout Ratio	69%		90%		62%		67%		EBITDA	204,706		201,692
									EBITDA excluding Realized Gains (net of noncontrolling share)	191,280		212,277
FFO Before Special Items	37,127		27,585		108,476		104,748		Net Debt/EBITDA - Core and Investment Management	5.6	x	7.1	x
FFO Before Special Items Payout Ratio	61%		67%		58%		53%		Net Debt/EBITDA excluding Realized Gains - Core and Investment Management	6.0	x	6.7	x

	EBITDA
	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	September 30, 2024	December 31, 2023

Quarter EBITDA as reported	$51,709	$201,570
Add back: Stock-based compensation, net of employee equity elections	—	—
Subtotal	51,709	201,570

Year to Date EBITDA as reported	$152,997	$201,570
Add: Projected Core EBITDA [5]	51,709	—
Annualized EBITDA	204,706	201,570

Year to Date Realized gain as reported	10,503	4,636
Add: Projected Realized gain [5]	2,923	—
Annualized realized gain	13,426	4,636
Annualized EBITDA excluding realized gains	191,280	196,934

18	Table of Contents

19

Selected Financial Ratios
Supplemental Report – September 30, 2024	(in thousands)

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

1.
See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
2.
Represents preferred distributions on Preferred Operating Partnership Units.
3.
See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to Net Income attributable to Acadia.
4.
Reflects debt net of the current Core Portfolio and pro-rata share of the Investment Management cash and restricted cash balance at end of period.
5.
Projected Core and Investment Management EBITDA are based upon actual third quarter 2024 results as reported.

19	Table of Contents

20

Portfolio Debt – Summary
Supplemental Report – September 30, 2024	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio		Investment Management		Total						Reconciliation to Consolidated Debt as Reported
Debt Type	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Swap Notional (7)	Adjusted Debt Total	Interest Rate	%	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$302,742	3.8	$21,901	3.3	$324,643	3.8	859,763	1,184,406		100%	$69,298	$(87,562)	$1,166,142
Variable-Rate Debt [5]	612,219	3.7	247,544	1.0	859,763	2.9	(859,763)	—		—%	502,436	(78,165)	424,271

Total	$914,961	3.7	$269,445	1.2	$1,184,406	3.1	$—	$1,184,406	5.0%	100%	$571,734	$(165,727)	1,590,413

Unamortized premium					217								217
Net unamortized loan costs					(9,023)								(11,017)
Contingent loan obligation					12,348								—
Total					$1,187,948								$1,579,613

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.
7.
Acadia’s pro-rata notional amount of swaps varies from the Swap Interest Rate Summary page due to probable forecasted issuances of debt associated with its acquisition pipeline.

20	Table of Contents

Portfolio Debt – Detail
Supplemental Report – September 30, 2024	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2024	Percent	Amount	Rate	Maturity Date	Options

CORE PORTFOLIO

Fixed-Rate Debt

Crossroads Shopping Center		$58,267	49.00%	$28,551	3.94%	11/06/24	None
840 N. Michigan Avenue [2]		31,875	91.85%	29,277	N/A	12/10/26	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	1x60 mos.
$20M Senior Note, Series A		20,000	100.00%	20,000	5.86%	08/21/27	None
Georgetown Portfolio (2008 Investment)		14,073	50.00%	7,036	4.72%	12/10/27	None
555 9th Street		57,500	100.00%	57,500	3.99%	01/01/28	1x24 mos.
State & Washington		20,867	100.00%	20,867	4.40%	09/05/28	None
$80M Senior Note, Series B		80,000	100.00%	80,000	5.94%	08/21/29	None
North & Kingsbury		10,075	100.00%	10,075	4.01%	11/05/29	None
151 N. State Street		11,925	100.00%	11,925	4.03%	12/01/29	None
Concord & Milwaukee		2,229	100.00%	2,229	4.40%	06/01/30	None
Gotham Plaza		28,000	49.00%	13,720	5.90%	10/05/34	None
California & Armitage		2,062	100.00%	2,062	5.89%	04/15/35	None

Sub-Total Fixed-Rate Debt		362,873		302,742

Variable-Rate Debt

Georgetown Portfolio (2016 Investment)		152,000	20.00%	30,400	SOFR+2.65%	11/06/26	2x12 mos.
3104 M Street [3]		4,093	20.00%	819	PRIME	01/01/27	2x12 mos.
Sullivan Center		50,000	100.00%	50,000	SOFR+1.60%	11/16/28	None
Revolving Credit Facility [4]		56,000	100.00%	56,000	SOFR+1.35%	04/15/28	2x6 mos.
Term Loan		400,000	100.00%	400,000	SOFR+1.50%	04/15/28	2x6 mos.
$75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.75%	07/29/29	None

Sub-Total Variable-Rate Debt		737,093		612,219

Total Debt - Core Portfolio		$1,099,966		$914,961

INVESTMENT MANAGEMENT

Fixed-Rate Debt

650 Bald Hill Road	Fund IV	15,101	20.81%	3,142	3.75%	06/01/26	None
Shoppes at South Hills	Fund V	32,256	18.09%	5,835	5.95%	03/01/28	1x12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,998	5.62%	06/01/28	None
Canton Marketplace	Fund V	34,460	20.10%	6,926	6.29%	06/01/28	None

Sub-Total Fixed-Rate Debt		107,756		21,901

21	Table of Contents

Portfolio Debt – Detail
Supplemental Report – September 30, 2024	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2024	Percent	Amount	Rate	Maturity Date	Options
Variable-Rate Debt [1]

Hickory Ridge	Fund V	26,924	20.10%	5,411	SOFR+2.00%	10/05/24	None
Tri-City Plaza	Fund V	37,801	18.09%	6,838	SOFR+2.00%	10/18/24	1x12 mos.
Lincoln Commons	Fund V	37,693	20.10%	7,576	SOFR+1.80%	10/24/24	None
Landstown Commons	Fund V	59,086	20.10%	11,877	SOFR+1.80%	10/24/24	None
Palm Coast Landing	Fund V	25,441	20.10%	5,114	SOFR+1.86%	11/01/24	None
Eden Square	Fund IV	23,664	20.81%	4,924	SOFR+2.35%	11/30/24	None
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	SOFR+2.00%	12/20/24	None
Frederick County Square	Fund V	24,942	18.09%	4,512	SOFR+2.51%	01/01/25	1x12 mos.
Elk Grove Commons	Fund V	39,819	20.10%	8,004	SOFR+2.10%	01/03/25	None
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	36,200	23.12%	8,369	SOFR+2.56%	03/31/25	None
Midstate Mall	Fund V	48,226	20.10%	9,693	SOFR+2.50%	04/28/25	2x12 mos.
New Towne Center	Fund V	16,112	20.10%	3,239	SOFR+2.20%	05/01/25	1x12 mos.
Fairlane Green	Fund V	31,795	20.10%	6,391	SOFR+2.30%	06/05/25	1x12 mos.
Trussville Promenade	Fund V	28,200	20.10%	5,668	SOFR+2.30%	06/15/25	1x12 mos.
City Point	Fund II	137,485	58.10%	79,886	SOFR+2.61%	08/01/25	1x12 mos.
Cypress Creek	Fund V	32,200	20.10%	6,473	SOFR+2.80%	09/01/25	None
640 Broadway	Fund III	33,000	24.54%	8,098	SOFR+3.75%	10/01/25	3x12 mos.
1964 Union	Fund IV	1,339	20.81%	279	SOFR+2.25%	10/01/25	None
717 N Michigan Avenue	Fund IV	46,000	23.12%	10,635	SOFR+3.33%	12/09/25	None
Hiram Pavilion	Fund V	27,243	20.10%	5,476	SOFR+2.30%	03/05/26	1x12 mos.
Monroe Marketplace	Fund V	25,300	20.10%	5,085	SOFR+2.76%	11/12/26	None
Maple Tree Place	Fund V	43,400	20.10%	8,723	SOFR+2.85%	02/14/27	None
Wood Ridge Plaza	Fund V	36,149	18.09%	6,539	SOFR+2.90%	03/21/27	None
La Frontera	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Riverdale FC	Fund V	38,500	17.97%	6,920	SOFR+2.46%	11/01/27	None
Mohawk Commons	Fund V	39,650	18.09%	7,173	SOFR+2.00%	03/01/28	None

Sub-Total Variable-Rate Debt		974,562		247,544
Total Debt - Investment Management		1,082,318		269,445
Total Debt - Core Portfolio and Investment Management		$2,182,284		$1,184,406

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and fixed base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. However, following the modification of the loan, the effective interest rate for GAAP purposes is zero.
3.
Bears interest at the greater of 7.00% or the Prime Rate.
4.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.

22	Table of Contents

Future Debt Maturities [1]
Supplemental Report – September 30, 2024	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2024 (Remainder)	$2,607	$58,139	$60,746	$2,299	$28,488	$—	$30,787	3.94%	N/A
2025	2,676	—	2,676	2,266	—	—	2,266	N/A	N/A
2026	5,559	182,000	187,559	5,069	27,555	30,400	63,024	N/A3	2.65%
2027	5,266	61,316	66,582	4,953	45,052	756	50,761	4.91%	N/A
2028	1,833	576,362	578,195	1,833	70,362	506,000	578,195	4.10%	1.49%
Thereafter	2,500	201,708	204,208	2,500	112,428	75,000	189,928	5.55%	1.85%
Total	$20,441	$1,079,525	$1,099,966	$18,920	$283,885	$612,156	$914,961

Investment Management	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2024 (Remainder)	$1,311	$233,216	$234,527	$258	$—	$46,284	$46,542	N/A	1.94%
2025	3,176	474,121	477,297	610	—	151,009	151,619	N/A	2.66%
2026	2,857	66,044	68,901	528	2,992	10,385	13,905	3.75%	2.52%
2027	5,370	168,060	173,430	981	—	31,232	32,213	N/A	2.70%
2028	485	127,678	128,163	92	18,303	6,771	25,166	5.97%	2.00%
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$13,199	$1,069,119	$1,082,318	$2,469	$21,295	$245,681	$269,445

1.
Does not include any applicable extension options or subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.
3.
Refer to footnote 2 on the Portfolio Debt-Detail page.

23	Table of Contents

Future Debt Maturities – As Extended [1]
Supplemental Report – September 30, 2024	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2024 (Remainder)	$2,607	$58,139	$60,746	$2,299	$28,488	$—	$30,787	3.94%	N/A
2025	2,676	—	2,676	2,266	—	—	2,266	N/A	N/A
2026	5,559	30,000	35,559	5,069	27,555	—	32,624	N/A3	N/A
2027	5,266	32,402	37,668	4,953	26,201	—	31,154	5.56%	N/A
2028	1,833	219,862	221,695	1,833	17,862	80,400	100,095	4.40%	2.00%
Thereafter	2,500	739,122	741,622	2,500	183,780	531,755	718,035	4.94%	1.53%
Total	$20,441	$1,079,525	$1,099,966	$18,920	$283,886	$612,155	$914,961

Investment Management	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2024 (Remainder)	$1,311	$195,453	$196,764	$258	$—	$39,453	$39,711	N/A	1.93%
2025	3,176	160,893	164,069	610	—	34,072	34,682	N/A	2.58%
2026	2,857	277,245	280,102	528	2,992	104,590	108,110	3.75%	2.57%
2027	5,370	231,450	236,820	981	—	43,974	44,955	N/A	2.60%
2028	485	129,807	130,292	92	12,718	14,869	27,679	5.98%	2.93%
Thereafter	—	74,271	74,271	—	5,585	8,723	14,308	5.95%	2.85%
Total	$13,199	$1,069,119	$1,082,318	$2,469	$21,295	$245,681	$269,445

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.
3.
Refer to footnote 2 on the Portfolio Debt-Detail page.

.

24	Table of Contents

Swap Interest Rate Summary [1]
Supplemental Report – September 30, 2024	(in thousands)

Maturity	Acadia's Pro-rata Notional Amount	Weighted Average Fixed SOFR (2)
October 2024	$9,715	1.3%
December 2024	4,182	1.5%
January 2025	2,621	1.6%
March 2025	25,000	2.1%
April 2025	8,522	2.6%
June 2025	12,075	4.4%
March 2026	5,476	4.5%
April 2026	11,020	2.9%
May 2026	3,239	3.5%
November 2026	34,552	4.5%
December 2026	6,055	4.3%
June 2027	5,020	3.4%
July 2027	175,000	2.7%
December 2027	110,050	2.6%
March 2028	57,173	2.8%
April 2028	50,000	3.3%
November 2028	50,000	2.9%
February 2029	100,000	2.7%
June 2029	50,000	2.2%
July 2029	75,000	2.8%
December 2029	79,052	3.5%
July 2030	125,000	2.8%

As of September 30, 2024	$998,752	2.9%

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps to hedge against interest variability on Core and Investment Management debt.
2.
Represents strike (fixed) rate on the swap that the Company pays in exchange for receiving SOFR.

25	Table of Contents

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro							`
Rush and Walton Streets Collection (6 properties)	Lululemon, Reformation, Veronica Beard, St. Laurent	2011 2012	100.0%	40,590	—	—	40,590	58.6%	—%	—%	58.6%	78.4%	$6,280,986	$264.26
Clark Street and W. Diversey Collection (4 properties)	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's	2011 2012	100.0%	53,099	—	—	53,099	79.9%	—%	—%	79.9%	79.9%	1,887,906	44.51
Halsted and Armitage Collection (13 properties)	Serena and Lily, Faherty, Allbirds, Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	95.4%	—%	—%	95.4%	100.0%	2,502,308	49.29
North Lincoln Park Chicago Collection (6 properties)	Guitar Center, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	13.6%	—%	77.6%	49.2%	49.2%	885,385	36.05
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,749,189	42.04
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,949,790	46.66
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	478,695	36.41
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.5%	70.5%	70.5%	704,943	54.68
Roosevelt Galleria	Petco, Vitamin Shoppe, Dollar Tree	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	820,331	24.07
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	82.2%	5,269,918	37.92
				492,939	—	84,066	577,005	82.5%	—%	81.5%	82.4%	85.2%	25,102,450	52.83
New York Metro
Soho Collection/West Village (16 properties)	Zimmermann, Club Monaco, Madewell, Watches of Switzerland, , Stone Island, Frame, Theory, Bang & Olufsen,	2011 2014 2019 2020 2022 2024	100.0%	46,905	—	—	46,905	82.2%	—%	—%	82.2%	100.0%	12,263,930	318.16
5-7 East 17th Street	—	2008	100.0%	8,658	—	—	8,658	47.1%	—%	—%	47.1%	100.0%	742,500	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	84.1%	—%	—%	84.1%	91.8%	1,344,201	272.71
61 Main Street	Splendid	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	322,294	92.88
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	1,091,009	94.75
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	Wingstop	2005	100.0%	—	—	14,824	14,824	—%	—%	89.6%	89.6%	100.0%	457,979	34.48
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,902,510	114.46
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,066,548	133.55
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,114,907	27.46
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	859,826	423.35
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank, Citi Bank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,309,127	166.87
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,291,368	44.36
Williamsburg Collection [3]	Sephora, SweetGreen, Levain Bakery, Alo Yoga, Madewell, Lululemon	2022	100.0%	50,842	—	—	50,842	95.3%	—%	—	95.3%	95.3%	5,365,186	110.77
991 Madison Avenue	Vera Wang, Gabriela Hearst	2016	100.0%	7,512	—	—	7,512	100.0%	—%	—%	100.0%	100.0%	3,670,727	488.65
Gotham Plaza	Bank of America, Footlocker, Apple Bank	2016	49.0%	—	—	25,931	25,931	—%	—%	68.0%	68.0%	83.9%	1,515,919	86.02
				181,839	34,614	88,822	305,275	91.0%	100.0%	88.9%	91.4%	97.7%	36,470,106	130.65

26	Table of Contents

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,350,377	138.40
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,124,966	223.21
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	4,475,343	188.38
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	—	2012	100.0%	20,669	—	—	20,669	32.3%	—%	—%	32.3%	32.3%	464,000	69.49
14th Street Collection (3 properties)	Verizon	2021	100.0%	19,077	—	—	19,077	63.5%	—%	—%	63.5%	100.0%	1,032,106	85.14
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.5%	93.5%	93.5%	1,919,422	35.60
M Street and Wisconsin Corridor (27 Properties) [4]	Lululemon, Duxiana, Rag and Bone, Reformation, Glossier, Alo Yoga, Aritzia	2011 2016 2019	26.7%	261,607	—	—	261,607	86.6%	—%	—%	86.6%	88.5%	17,658,131	77.99
				301,353	25,134	32,533	359,020	81.4%	100.0%	88.5%	83.3%	86.7%	21,073,658	70.45
Boston Metro
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	312,576	297.69
				1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	312,576	297.69

Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market, Warby Parker, Tecovas	2022	100.0%	89,750	31,635	—	121,385	84.4%	100.0%	—%	88.4%	88.4%	4,498,197	41.90

Total Street and Urban Retail				1,090,688	91,383	205,421	1,387,492	84.2%	100.0%	85.8%	85.5%	88.9%	$91,932,330	$77.54

Acadia Share Total Street and Urban Retail				894,612	91,383	192,196	1,178,191	83.8%	100.0%	87.0%	85.6%	89.1%	$78,617,400	$77.94

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl, Chase Bank, City MD	1998	100.0%	—	43,531	100,457	143,988	—%	100.0%	85.2%	89.7%	96.9%	3,421,601	26.50
Marketplace of Absecon	Walgreens, Dollar Tree, Aldi	1998	100.0%	—	46,724	57,832	104,556	—%	28.3%	80.4%	57.1%	78.3%	996,795	16.70

New York
Village Commons Shopping Center	Citibank, Ace Hardware	1998	100.0%	—	—	87,128	87,128	—%	—%	87.6%	87.6%	87.6%	2,643,430	34.62
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	88.4%	95.6%	95.6%	3,323,554	28.19
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,065,573	35.39
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club	1998	49.0%	—	202,727	105,286	308,013	—%	100.0%	76.2%	91.9%	96.8%	9,103,437	32.17
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	241,746	16,643	258,389	—%	100.0%	100.0%	100.0%	100.0%	2,504,004	9.69
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	55.1%	73.9%	73.9%	2,284,577	34.12

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	79.1%	95.6%	95.6%	1,472,761	14.72

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,751	11.29
Crescent Plaza	Home Depot, Shaw's	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	95.9%	98.9%	100.0%	2,158,737	10.02
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

27	Table of Contents

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

Vermont
The Gateway Shopping Center	Shaw's (Supervalu), Starbucks	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	96.7%	2,293,650	23.06

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	85.2%	92.9%	94.0%	1,359,021	14.78

Indiana
Merrillville Plaza	Dollar Tree, TJ Maxx, DD's Discount (Ross)	1998	100.0%	—	123,144	112,782	235,926	—%	100.0%	84.5%	92.6%	92.6%	3,135,627	14.35

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	93.9%	97.9%	98.7%	4,240,815	18.44

Delaware
Town Center and Other (1 property)	Lowes, Dick's Sporting Goods, Target	2003	100.0%	—	678,430	21,891	700,321	—%	89.7%	100.0%	90.0%	97.3%	10,778,568	17.10
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	96.8%	98.1%	100.0%	3,321,484	33.17
Naamans Road	Jared Jewelers, American Red Cross	2006	100.0%	—	—	19,865	19,865	—%	—%	63.8%	63.8%	100.0%	711,939	56.14

Pennsylvania
Mark Plaza	—	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	956,954	6.12
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	993,248	27.22
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,352,743	22.83

Total Suburban Properties				—	2,835,836	1,066,614	3,902,450	—%	96.4%	86.0%	93.5%	96.4%	$65,031,279	$19.16

Acadia Share Total Suburban Properties				—	2,732,445	1,012,918	3,745,363	—%	96.2%	86.5%	93.6%	96.4%	$60,388,526	$18.58

Total Core Properties				1,090,688	2,927,219	1,272,035	5,289,942	84.2%	96.5%	86.0%	91.4%	94.4%	$156,963,609	$34.27

Acadia Share Total Core Properties				894,612	2,823,828	1,205,114	4,923,554	83.8%	96.3%	86.6%	91.7%	94.7%	$139,005,926	$32.64

1.
Excludes properties under development, redevelopment and pre-stabilized, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

28	Table of Contents

Core Portfolio – Top Tenants [1]
Supplemental Report – September 30, 2024	(Pro-Rata Basis)

	Number of	Combined		Percentage of Total [2]
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	7.0%	5.5%
TJX Companies [3]	9	252,043	3,105,924	4.3%	2.1%
Walgreens	4	68,393	2,887,312	1.2%	1.9%
PetSmart, Inc.	4	76,257	2,794,473	1.3%	1.9%
Lululemon	2	7,533	2,593,590	0.1%	1.7%
Trader Joe's	3	40,862	2,532,593	0.7%	1.7%
Fast Retailing [4]	2	32,013	2,494,313	0.5%	1.7%
ALO Yoga	2	22,566	2,447,658	0.4%	1.6%
Supervalu Inc. [5]	2	123,409	2,061,142	2.1%	1.4%
Bob's Discount Furniture	2	68,793	2,027,670	1.2%	1.3%
Tapestry [6]	2	4,250	1,799,519	0.1%	1.2%
Watches of Switzerland [7]	2	13,863	1,756,483	0.2%	1.2%
Royal Ahold [8]	2	103,125	1,646,284	1.8%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.5%	1.0%
Dick's Sporting Goods, Inc	2	98,805	1,544,276	1.7%	1.0%
The Home Depot	2	187,914	1,345,020	3.1%	0.9%
Citibank	4	16,160	1,337,924	0.3%	0.9%
Gap [9]	2	37,895	1,329,165	0.6%	0.9%
Michaels Stores, Inc.	2	45,285	1,283,810	0.8%	0.9%
Veronica Beard	2	4,136	1,164,628	0.1%	0.8%
TOTAL	56	1,643,694	$46,025,550	28.0%	30.6%

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Lowe's (Town Center), Kohl's (28 Jericho Turnpike), Bang & Olufsen (Soho), Nordstrom Rack (State and Washington) and Vera Wang (991 Madison).
2.
Totals may not foot due to rounding.
3.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
4.
Uniqlo (1 location), Theory (1 location)
5.
Shaw’s (2 locations)
6.
Kate Spade (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Stop and Shop (2 locations)
9.
Old Navy (2 locations)

29	Table of Contents

Core Portfolio – Lease Expirations
Supplemental Report – September 30, 2024	(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	3	4,162	0.6%	$53.29	0.3%	—	—	—%	$—	—%
2024 (Remainder)	9	15,927	2.1%	59.28	1.4%	3	208,796	8.5%	9.90	5.6%
2025	28	120,258	16.0%	98.16	17.0%	9	376,598	15.3%	19.14	19.6%
2026	29	73,897	9.9%	146.12	15.5%	10	424,984	17.2%	10.78	12.5%
2027	20	37,385	5.0%	136.44	7.3%	5	155,675	6.3%	21.38	9.0%
2028	21	193,762	25.8%	65.88	18.3%	11	483,822	19.6%	12.43	16.3%
2029	26	54,886	7.3%	103.11	8.1%	12	374,283	15.2%	15.16	15.4%
2030	10	66,912	8.9%	76.24	7.3%	—	—	—%	—	—%
2031	7	38,428	5.1%	85.35	4.7%	2	50,566	2.1%	16.97	2.3%
2032	16	54,851	7.3%	117.49	9.3%	2	62,382	2.5%	12.65	2.1%
2033	20	42,859	5.7%	84.14	5.2%	1	28,881	1.2%	14.50	1.1%
Thereafter	11	46,697	6.2%	83.71	5.6%	7	299,538	12.1%	19.52	15.9%
Total [2]	200	750,024	100.0%	$92.84	100.0%	62	2,465,525	100.0%	$14.92	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		144,588					103,387
Total Square Feet [2]		894,612					2,823,828

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	3	4,162	0.1%	53.29	0.2%
2024 (Remainder)	10	21,831	2.1%	37.19	2.5%	22	246,554	5.8%	15.50	2.8%
2025	38	130,150	12.5%	27.37	10.9%	75	627,006	14.7%	36.00	16.2%
2026	37	130,702	12.5%	25.95	10.4%	76	629,582	14.8%	29.82	13.5%
2027	37	140,051	13.4%	34.25	14.7%	62	333,110	7.8%	39.70	9.5%
2028	35	143,791	13.8%	35.19	15.5%	67	821,375	19.3%	29.02	17.1%
2029	30	128,201	12.3%	26.63	10.5%	68	557,370	13.1%	26.46	10.6%
2030	9	22,285	2.1%	40.77	2.8%	19	89,197	2.1%	67.38	4.3%
2031	14	80,227	7.7%	25.71	6.3%	23	169,221	4.0%	36.64	4.5%
2032	25	96,152	9.2%	33.17	9.8%	43	213,385	5.0%	48.84	7.5%
2033	21	85,791	8.2%	32.14	8.5%	42	157,531	3.7%	43.06	4.9%
Thereafter	18	64,275	6.2%	40.97	8.1%	36	410,511	9.6%	30.18	8.9%
Total [2]	274	1,043,456	100.0%	$31.23	100.0%	536	4,259,005	100.0%	$32.64	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		161,659					409,634
Total Square Feet [2]		1,205,114					4,923,554

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

30	Table of Contents

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – September 30, 2024

	Quarter Ended						Year to Date
	March 31, 2024		June 30, 2024		September 30, 2024		September 30, 2024
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	2	2	4	4	5	5	11	11
GLA	3,460	3,460	10,929	10,929	12,542	12,542	26,931	26,931
New base rent	$40.04	$35.74	$90.18	$78.81	$80.82	$71.03	$79.38	$69.65
Previous base rent	$29.91	$30.90	$49.69	$50.77	$46.84	$48.74	$45.82	$47.27
Average cost per square foot	$49.36	$49.36	$88.18	$88.18	$104.35	$104.35	$90.72	$90.72
Weighted Average Lease Term (years)	10.0	10.0	9.7	9.7	11.6	11.6	10.6	10.6
Percentage growth in base rent	33.9%	15.7%	81.5%	55.2%	72.6%	45.7%	73.2%	47.3%

Renewal Leases
Number of renewal leases executed	20	20	14	14	7	7	41	41
GLA	184,391	184,391	67,887	67,887	173,205	173,205	425,483	425,483
New base rent	$22.53	$22.24	$75.23	$72.13	$27.06	$26.16	$32.78	$31.80
Expiring base rent	$20.47	$21.19	$64.95	$69.23	$25.55	$26.26	$29.63	$30.92
Average cost per square foot	$0.45	$0.45	$—	$—	$0.58	$0.58	$0.43	$0.43
Weighted Average Lease Term (years)	4.6	4.6	5.5	5.5	4.7	4.7	4.8	4.8
Percentage growth in base rent	10.1%	5.0%	15.8%	4.2%	5.9%	(0.4)%	10.6%	2.8%

Total New and Renewal Leases
Number of new and renewal leases executed	22	22	18	18	12	12	52	52
GLA commencing	187,851	187,851	78,816	78,816	185,747	185,747	452,414	452,414
New base rent	$22.85	$22.49	$77.31	$73.06	$30.69	$29.19	$35.55	$34.05
Expiring base rent	$20.64	$21.37	$62.83	$66.67	$26.99	$27.78	$30.59	$31.89
Average cost per square foot	$1.35	$1.35	$12.23	$12.23	$7.58	$7.58	$5.80	$5.80
Weighted Average Lease Term (years)	4.7	4.7	6.1	6.1	5.1	5.1	5.1	5.1
Percentage growth in base rent	10.7%	5.2%	23.0%	9.6%	13.7%	5.1%	16.2%	6.8%

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
(1)

31	Table of Contents

Core Portfolio – Capital Expenditures
Supplemental Report – September 30, 2024

	Quarter Ended			Year to Date
	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2024	December 31, 2023
Leasing Commissions	$560	$1,362	$544	$2,466	$5,941
Tenant Improvements	1,212	907	2,701	4,820	10,594
Maintenance Capital Expenditures	1,640	2,143	2,037	5,820	8,618
Total Capital Expenditures	$3,412	$4,412	$5,282	$13,106	$25,153

32	Table of Contents

Fund Overview
Supplemental Report – September 30, 2024

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,125.1	Million
Acadia's Commitment	$20.0	Million	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$664.0	Million
Acadia's Pro-Rata Share	22.2%		61.7	% [2]	24.5%		23.1%		20.1%		31.2%
Acadia's Promoted Share [1]	37.8%		69.4%		39.6%		38.5%		36.1%		45.0%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$559.4	Million	$448.1	Million	$506.0	Million	$462.6	Million	$2,062.7	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.9	Million	$603.5	Million	$221.4	Million	$131.1	Million	$1,324.3	Million
Net Distributions/Contributions	225.6%		30.9%		134.7%		43.8%		28.3%		64.2%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$24.0	Million	$57.4	Million	$83.3	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Closed
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management	Fund I, II & II		0%
Asset Management [5]	Fund IV		0.75% of Implied Capital
Asset Management [5]	Fund V		1.25% of Implied Capital
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

33	Table of Contents

Fund Overview
Supplemental Report – September 30, 2024

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments. The $472 million reflects an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains one remaining investment, City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyns II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%. During the first quarter 2023, Mervyns II distributed the Albertsons shares to its investors upon expiration of the lock-up agreement.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Implied Capital is Fund Size less capital attributed to sold investments or released.

34	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – September 30, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Sephora, Basis Schools, Alamo Drafthouse, Trader Joe's	2007	94.2%	—	330,448	205,815	536,263	—%	100.0%	44.2%	78.6%	85.9%	$19,635,801	$46.60

Total - Fund II				—	330,448	205,815	536,263	—%	100.0%	44.2%	78.6%	85.9%	$19,635,801	$46.60

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	─	2012	100.0%	4,547	—	—	4,547	63.6%	—%	—%	63.6%	93.4%	$706,994	$244.63
Total - Fund III				4,547	—	—	4,547	63.6%	—%	—%	63.6%	93.4%	$706,994	$244.63

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	100.0%	—%	—%	100.0%	100.0%	$300,000	$118.95
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,116,939	251.06
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,222,748	160.17

BOSTON
Massachusetts
Restaurants at Fort Point	Santander Bank	2016	100.0%	15,711	—	—	15,711	9.1%	—%	—%	9.1%	9.1%	224,438	157.50

NORTHEAST
Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,092,896	15.28

MID-ATLANTIC
Delaware
Eden Square	Giant Food, LA Fitness	2014	90.0%	—	116,003	113,170	229,173	—%	100.0%	92.8%	96.5%	98.6%	3,581,722	16.20

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Warby Parker, Kendra Scott, Starbucks	2014	100.0%	94,693	—	—	94,693	90.2%	—%	—%	90.2%	96.0%	3,205,420	37.54

WEST
California
Union and Fillmore Collection (1 property)	Bonobos	2015	90.0%	1,044	—	—	1,044	100.0%	—%	—%	100.0%	100.0%	147,585	141.36

Total - Fund IV				136,751	171,003	218,618	526,372	77.8%	100.0%	85.5%	88.2%	90.2%	$12,891,748	$27.76

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	86.2%	95.7%	99.9%	$4,113,674	$19.18

35	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – September 30, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	217,617	217,617	—%	—%	90.0%	90.0%	91.9%	4,761,317	24.31
La Frontera Village	Kohl's, Hobby Lobby, Burlington, Marshalls	2022	90.0%	—	203,619	330,930	534,549	—%	85.0%	87.9%	86.8%	95.0%	6,460,249	13.93

MIDWEST
Michigan
New Towne Center	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	100.0%	100.0%	100.0%	2,416,131	12.68
Fairlane Green	TJ Maxx, Michaels, Burlington	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	97.1%	98.3%	98.3%	5,245,306	19.75

NORTHEAST
Maryland
Frederick County (1 property)	Lidl, Advance Auto, Starbucks	2019	90.0%	—	90,053	146,454	236,507	—%	100.0%	80.1%	87.7%	91.3%	3,758,967	18.13

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,769	302,709	—%	100.0%	84.0%	90.9%	94.7%	4,005,606	14.56

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	264,314	122,466	386,780	—%	74.1%	74.5%	74.2%	97.9%	6,058,470	21.11

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	96,104	512,908	—%	80.7%	58.2%	76.5%	76.5%	4,459,606	11.36
Mohawk Commons	Lowe's, Target	2023	90.0%	—	330,874	70,299	401,173	—%	100.0%	89.9%	98.2%	100.0%	5,657,112	14.36

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	100.0%	100.0%	100.0%	4,459,795	12.00

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	155,279	305,534	460,813	—%	100.0%	94.1%	96.1%	96.4%	5,966,607	13.47

Vermont
Maple Tree Place [4]	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy	2023	100.0%	—	246,738	150,031	396,769	—%	100.0%	57.9%	84.1%	96.3%	6,637,120	19.90

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington, Ross Dress for Less	2019	100.0%	—	87,883	292,316	380,199	—%	100.0%	95.3%	96.4%	96.4%	7,580,653	20.69

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	93.3%	96.2%	96.2%	3,496,692	21.16
Cypress Creek	Hobby Lobby, Total Wine, HomeGoods	2023	100.0%	—	167,978	71,678	239,656	—%	100.0%	95.1%	98.5%	98.5%	5,050,839	21.39

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	97.5%	99.3%	99.3%	4,770,435	12.63

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	88.5%	97.6%	97.6%	4,461,263	9.86

Georgia

36	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – September 30, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,440	352,009	—%	100.0%	92.7%	95.4%	98.9%	6,165,940	18.35
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	210,139	153,252	363,391	—%	89.8%	96.7%	92.7%	98.6%	4,518,742	13.41

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	97.3%	98.8%	98.8%	5,200,286	21.75

Utah
Family Center at Riverdale	Target, Home Goods, Best Buy, Sierra Trading (TJX)	2019	89.4%	—	231,895	140,513	372,408	—%	100.0%	94.5%	97.9%	97.9%	4,095,427	11.23

Total - Fund V				—	4,179,109	3,293,023	7,472,132	—%	95.2%	89.0%	92.5%	95.9%	$109,340,237	$15.83

Other Co-investment Vehicles Detail

NORTHEAST
New York
Shops at Grand Avenue	Stop & Shop (Ahold), Starbucks	2024	5.0%	—	52,336	47,501	99,837	—%	100.0%	100.0%	100.0%	100.0%	3,567,567	35.73
SOUTHEAST
Florida
The Walk at Highwoods Preserve	HomeGoods, Michaels	2024	100.0%	—	80,894	56,862	137,756	—%	100.0%	100.0%	100.0%	100.0%	2,728,660	19.81

Total - Other Co-investment Vehicles				—	133,230	104,363	237,593	—%	100.0%	100.0%	100.0%	100.0%	$6,296,227	$26.50

TOTAL INVESTMENT MANAGEMENT PROPERTIES				141,298	4,813,790	3,821,819	8,776,907	77.4%	95.8%	86.7%	91.5%	95.1%	$148,871,007	$18.53

Acadia Share of Total Investment Management Properties				32,709	1,057,872	816,925	1,907,505	77.3%	96.4%	82.5%	90.1%	94.1%	$36,455,951	$21.20

1.
Excludes properties under development, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (13 spaces).
4.
Property also includes 93,259 sf of office space.

37	Table of Contents

Investment Management Lease Expirations
Supplemental Report – September 30, 2024	(Pro-Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2024 (Remainder)	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	1	1,426	0.6%	164,531	115.36	1.4%	—	—	—%	—	—	—%
2026	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2027	3	15,292	6.2%	1,241,238	81.17	10.9%	—	—	—%	—	—	—%
2028	1	552	0.2%	107,618	195.00	0.9%	1	306	43.1%	75,845	247.85	43.7%
2029	1	580	0.2%	89,140	153.75	0.8%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	24.9%	42,148	238.21	24.3%
2031	—	—	—%	—	—	—%	1	226	31.9%	55,503	245.31	32.0%
2032	4	78,364	32.0%	1,245,131	15.89	10.9%	—	—	—%	-	—	—%
2033	3	18,877	7.7%	871,403	46.16	7.6%	—	—	—%	—	—	—%
Thereafter	12	129,709	53.0%	7,687,992	59.27	67.4%	—	—	—%	—	—	—%
Total [2]	25	244,799	100.0%	$11,407,053	$46.60	100.0%	3	709	100.0%	$173,496	$244.63	100.0%

		66,733	Total Vacant [2]					407	Total Vacant [2]
		311,532	Total Square Feet [2]					1,116	Total Square Feet [2]

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	2	661	0.0%	$6,886	$10.42	0.0%
2024 (Remainder)	3	1,251	1.3%	79,883	63.86	2.8%	30	53,358	4.0%	766,021	14.36	3.6%
2025	5	1,761	1.8%	456,828	259.44	16.1%	90	233,193	17.4%	3,226,278	13.84	15.1%
2026	7	13,032	13.2%	202,639	15.55	7.1%	92	118,846	8.9%	2,278,192	19.17	10.7%
2027	10	7,648	7.7%	256,984	33.60	9.0%	91	205,629	15.3%	2,784,840	13.54	13.1%
2028	7	4,962	5.0%	136,814	27.57	4.8%	86	159,898	11.9%	3,091,411	19.33	14.5%
2029	7	28,693	29.0%	565,659	19.71	19.9%	81	178,136	13.3%	2,823,951	15.85	13.3%
2030	1	346	0.4%	16,278	47.00	0.6%	30	60,254	4.5%	1,000,961	16.61	4.7%
2031	4	1,628	1.6%	145,238	89.23	5.1%	34	77,463	5.8%	1,153,160	14.89	5.4%
2032	7	22,742	23.0%	565,286	24.86	19.9%	32	65,640	4.9%	1,088,041	16.58	5.1%
2033	5	12,850	13.0%	293,518	22.84	10.3%	32	61,006	4.5%	1,158,476	18.99	5.4%
Thereafter	4	4,168	4.2%	126,836	30.43	4.5%	46	128,058	9.5%	1,927,110	15.05	9.0%
Total [2]	60	99,081	100.0%	$2,845,963	$28.72	100.0%	646	1,342,141	100.0%	$21,305,327	$15.87	100.0%

		13,584	Total Vacant [2]					107,508	Total Vacant [2]
		112,665	Total Square Feet [2]					1,449,649	Total Square Feet [2]

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Investment Management Lease Expirations
Supplemental Report – September 30, 2024	(Pro-Rata Basis)

	OTHER CO-INVESTMENT VEHICLES
		GLA			ABR
	Leases	Expiring	Percent			Percent
	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%
2024 (Remainder)	—	—	—%	$—	—	—%
2025	2	623	1.9%	$30,368	48.74	4.2%
2026	4	2,731	8.4%	$81,115	29.70	11.2%
2027	8	12,594	38.7%	$191,661	15.22	26.5%
2028	6	1,338	4.1%	$58,257	43.56	8.0%
2029	2	1,127	3.5%	$30,062	26.66	4.2%
2030	4	1,909	5.9%	$67,766	35.50	9.4%
2031	1	251	0.8%	$7,298	29.04	1.0%
2032	—	—	—%	$—	—	—%
2033	4	10,793	33.2%	$230,475	21.35	31.8%
Thereafter	4	1,177	3.6%	$27,108	23.04	3.7%
Total [2]	35	32,543	100.0%	$724,110	$22.25	100.0%

		—	Total Vacant [2]
		32,543	Total Square Feet [2]

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

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Development and Redevelopment Activity
Supplemental Report – September 30, 2024

					Acadia's Pro-rata Share
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs prior to development / redevelopment	Incurred costs since development / redevelopment	Total Costs to Date	Estimated Future Range		Estimated Total Range
CORE

Development:
Henderson Avenue - Various Development (1)	100.0%	Dallas, TX	2027/2028	160,000	$10.7	$13.4	$24.1	$30.9	$130.9	$55.0	$155.0

Major Redevelopment:
City Center	100.0%	San Francisco, CA	2026	241,000	155.0	56.2	211.2	2.0	4.0	213.2	215.2
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	141.7	13.9	155.6	11.1	21.1	166.7	176.7
840 N. Michigan Avenue	91.9%	Chicago, IL	TBD	87,000	152.3	0.1	152.4	TBD	TBD	TBD	TBD
Brandywine Holdings	100.0%	Wilmington, DE	2026	138,000	24.0	0.1	24.1	10.0	12.0	34.1	36.1
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	18.6	—	18.6	TBD	TBD	TBD	TBD
Total Core Redevelopment					$491.6	$70.3	$561.9	$23.1	$37.1	$414.0	$428.0

Total Core Development and Redevelopment					$502.3	$83.7	$586.0	$54.0	$168.0	$469.0	$583.0

INVESTMENT MANAGEMENT

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	2026/2027	TBD	$3.0	$4.5	$7.5	TBD	TBD	TBD	TBD

Major Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	26.9	0.9	27.8	TBD	TBD	TBD	TBD
Total Investment Management Development and Major Development					$29.9	$5.4	$35.3	$—	$—	$—	$—

Total Core and Investment Management Development and Major Redevelopment					$532.2	$89.1	$621.3	$54.0	$168.0	$469.0	$583.0

Pre-Stabilized:
City Point (Fund II)	61.7%	Brooklyn, NY	2025/2026	536,198
640 Broadway (Fund III)	24.5%	New York, NY	2024/2025	4,637
210 Bowery (Fund IV)	23.1%	New York, NY	2024/2025	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2024/2025	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2024/2025	4,177
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2024/2025	7,634
651-671 West Diversey (Core)	100.0%	Chicago, IL	2026/2027	40,000
Route 6 Mall (Core)	100.0%	Honesdale, PA	2026	154,000
Mad River (Core)	100.0%	Dayton, OH	2027	126,000
664 N. Michigan Avenue (Core)	100.0%	Chicago, IL	2026	17,000

1.
The Company intends to partner with Ignite-Rebees DevCo LLC, and expects to retain a 95% interest.

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Important Notes
Supplemental Report – September 30, 2024

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of depreciable real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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